UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                                 --------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                February 26, 2009

                          ESPEY MFG & ELECTRONICS CORP.
             (Exact name of registrant as specified in its charter)


                          New York 001-04383 14-1387171
         (State or Other Jurisdiction of (Commission File (IRS Employer
           Incorporation) Number) Identification No.)

               233 Ballston Avenue                       12866
            Saratoga Springs, New York
     (Address of principal executive offices)         (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 584-4100


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure  of Directors or Certain Officers;  Election of Directors;
            Appointment  of  Certain  Officers;   Compensatory  Arrangements  of
            Certain Officers.

On February 20, 2009, the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") approved amendments to a transition services agreement with Howard Pinsley, the Company's Chief Executive Officer. As amended, the agreement provides that upon Mr. Pinsley's termination or resignation as chief executive officer prior to December 31, 2011, he becomes a non-executive officer of the Company for a period of 36 months. In consideration for the performance of services to be provided by Mr. Pinsley for the equivalent of 10 days per month, he will receive full benefits plus $16,000 per month for the first three months and $8,666.67 per month for the next 33 months. The full text of the agreement is attached to this Report as Exhibit 10.2.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 20, 2009, the Board of the Company adopted several amendments to the Company's By-Laws. Such amendments were effective immediately. The following is a description of the amendments adopted:

      (i) Article II, Section 9 - Advance Notice of Shareholder Nominees for Director and Other Shareholder Proposals for Consideration at the Annual Meeting:

            (a)   The following sentence was added at the end of Paragraph (a):

                  "A proposal submitted by a shareholder for inclusion in the Corporation's proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies with such Rule shall be deemed to have also been submitted on a timely basis pursuant to this Section 9."

            (b)   Paragraph (b) was amended and restated to provide as follows:

                  "(b) A notice of the intent of a shareholder to bring a matter before the meeting ("Notice of Intent"), including, without limitation, any nomination for director, shall be made in writing and received by the secretary of the Corporation not more than one hundred and eighty (180) days or less than the later of one hundred and twenty (120) days in advance of the first anniversary of the date on which the Corporation held its annual meeting in the immediately preceding year; provided, however, that in the case of an annual meeting of shareholders that is called for a date that is not within thirty (30) calendar days before or after the first anniversary date of the annual meeting of shareholders in the immediately preceding year, any such Notice of Intent must be received by the secretary not less than five (5) business days after the date the Corporation shall have issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that an annual meeting of shareholders will be held."

            (c)   Existing   clause  (ix)  of  Paragraph  (c)  was  amended  and
                  redesignated as clause (x) and new clause (ix) was added, as follows:

                  "(ix) such other information regarding the matter proposed by such shareholder as would be required to be included in a proxy statement filed

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                  pursuant to the proxy  rules of the  Securities  and  Exchange
                  Commission if the matter had been proposed for consideration by the Board; and

                  "(x) such other information regarding each nominee (in the case of a Notice of Intent to make a nomination) proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had each nominee been nominated by the Board."

            (d) Existing Paragraph (e) was redesignated as Paragraph (f) and new Paragraph (e) was added, as follows:

                  "(e) If a timely furnished Notice of Intent fails, in the reasonable judgment of the Board, or the Nominating Committee in the case of a Notice of Intent to make a nomination, to contain the applicable information specified in paragraph (c) above, or is otherwise deficient, the Board or Nominating Committee shall, as promptly as is practicable under the circumstances, provide written notice to the shareholder who submitted the Notice of Intent of the failure or deficiency and such shareholder shall have five business days from receipt of such notice to submit a revised Notice of Intent that corrects such failure or deficiency in all material respects."

      (ii)  Article III, Section 3 - Number of Directors:

            Paragraph (a) was amended and restated to clarify how the number of directors within the range of three (3) to nine (9) would be determined. As restated, the Paragraph provides as follows:

                  "(a) Generally. The number of directors shall not be more than nine (9) and not less than three (3). Within the foregoing range, the actual number of directors shall be fixed from time to time, and may be increased or decreased, by a vote of the shareholders or by a majority of the entire Board. "Entire Board" shall mean the number of directors fixed at the applicable time."

      (iii) Article IV - Officers

            The Article was amended to provide for the potential separation of the offices of Chief Executive Officer and President, enabling different persons to be Chief Executive Officer and President. Sections 3 and 4, set forth the duties of such offices, as follows:

            "Section 3. Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall have general supervision over the business of the Corporation subject, however, to the control of the Board, and shall be responsible for the implementation of all resolutions of the Board. The Chief Executive Officer shall preside, if there be no Chairman of the Board, or if there be one, then, in his absence, at all meetings of shareholders and of the Board and shall have all the powers generally appertaining to a chief executive officer of a corporation in its daily operations.

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                "Section 4.  President.  The  President,  if there is one, shall have the duties of a president of a corporation in accordance with law, if not otherwise assigned by the Board to the Chief Executive Officer, and shall have such other duties as are assigned to such office by the Board from time to time. At the request of the Chief Executive Officer, or in the event of a vacancy or his inability to act, the President will perform the duties of the Chief Executive Officer, and when so acting, will have all the powers of and be subject to all restrictions upon the Chief Executive Officer."

                The Article was also amended to authorize the Board to assign the title "Chief Financial Officer" to the Treasurer.

                Miscellaneous amendments were made to other by-laws in order to conform the provisions to the amendment separating the offices of Chief Executive Officer and President and to make it clear that the person holding the title Chief Executive Officer, would be the chief executive of the Company.

         The complete text of the Amended and Restated By-Laws of the Company (as amended through February 20, 2009), are included in this Report as
         Exhibit 3.2.

Item 8.01.  Other Events

         On February 20, 2009, the Board of the Company adopted a Charter for the Compensation Committee, which had been created by the Board at its meeting on November 21, 2008. A copy of the Charter is available through the Company's website at www.espey.com.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.      Document
-----------      --------
    3.2          Amended and Restated By-Laws of Espey Mfg. & Electronics Corp.
   10.2          Second Amended and Restated Howard Pinsley Agreement



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2009            ESPEY MFG. & ELECTRONICS CORP.


                                   By:  /s/ David A. O'Neil
                                        ----------------------------------------
                                        David A. O'Neil, Treasurer and Principal
                                        Financial Officer


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